SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) July 17, 1997

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


         Pennsylvania               0-10822                25-1229323
(State of other jurisdiction (Commission File Number)    (IRS Employer
      of incorporation)                               Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)




Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
            On July 18, 1997, Biocontrol Technology, Inc. (NASDAQ:BICO) announced that its subsidiary, IDT, Inc., in conjunction with HemoCleanse, Inc., has entered into an agreement with The University of Texas M.D. Anderson Cancer Center to begin pre-clinical studies utilizing the BioLogic-HT System and disposables in preparation for a Phase I/II trial to involve thermochemotherapy hemi-perfusion of patients with pelvic or lower extremity recurrences of different types of cancer.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits-Press Release

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/  Fred E. Cooper
                                            Fred E. Cooper, CEO

DATED:  July 17, 1997
BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Release:  Immediate

For More Information, Call:

Investors                                          Media
Diane McQuaide
Susan Taylor
1.412.429.0673  phone
1.412.279.9455 phone
1.412.279.9690  fax
1.412.279.9447 fax


    BIOCONTROL  SUBSIDIARY TO ENTER TRIAL WITH M.D. ANDERSON
     Pittsburgh, PA - July 17, 1997 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that its subsidiary, IDT, Inc., in conjunction with HemoCleanse, Inc., has entered into an agreement with The University of Texas M.D. Anderson Cancer Center to begin pre-clinical studies utilizing the BioLogic-HT System and disposables in preparation for a Phase I/II trial to involve thermochemotherapy hemi-perfusion of patients with pelvic or lower extremity recurrences of different types of cancer. M.D. Anderson Cancer Center ranks as one of the nation's most respected and productive comprehensive cancer centers.
      The BioLogic-HT System with its special sorbent suspension system for delivering extracorporeal whole-body hyperthermia is the only system that has received Food and Drug Administration
(FDA)   approval   under  two  separate  Investigational   Device
Exemptions (IDEs) for studies on HIV and cancer and offers several advantages over existing methods of perfusion, minimizing the physiological and biological changes associated with extracorporeal heating of the blood.
      M.D. Anderson Cancer Center plans to use the BioLogic-HT System in animal studies to develop the surgical techniques necessary for a clinical trial on humans and to train and familiarize its staff in the use of the system. M.D. Anderson is well known for being a leader in new and innovative treatments and procedures, and IDT is excited to be involved with such an impressive institution.
      Biocontrol Technology, Inc. has its corporate offices in Pittsburgh, Pennsylvania and is involved in the development and manufacture of biomedical devices and environmental products. IDT, Inc., a wholly-owned subsidiary of Biocontrol also located in Pittsburgh, PA, holds exclusive worldwide marketing rights to the BioLogic-HT System and related disposables, while HemoCleanse, Inc. of West Lafayette, IN, holds the exclusive worldwide manufacturing rights.